                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 27, 2000

                        Modem Media . Poppe Tyson, Inc.
 -----------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


        Delaware                  0-21935               06-1464807
 -----------------------------------------------------------------------------
     (State or other     (Commission File Number)    (I.R.S. Employer
     Jurisdiction of                                Identification No.)
     Incorporation)


                   230 East Avenue, Norwalk, Connecticut 06855
 -----------------------------------------------------------------------------
              (Address of Principal Executive Officers) (Zip Code)


                                 (203) 299-7000
 -----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

This Form 8-K/A amends the Form 8-K filing made on April 27, 2000

Item 5.     Other Events


On April 27, 2000, Modem Media . Poppe Tyson, Inc. (the "Company") filed a Form 8-K with the Securities Exchange Commission announcing that effective April 26, 2000, True North Communications Inc. ("True North") and its subsidiaries converted all of their Class B common shares of the Company to Class A common shares. The percentage ownership of the Company's outstanding shares was incorrectly reported as 41%. The correct percentage of ownership of True North in the Company's outstanding shares as of April 27, 2000 was approximately 46%.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                         MODEM MEDIA . POPPE TYSON, INC.


                         /s/ Sloane Levy


                         Name:  Sloane Levy
                         Title: Vice President, General Counsel and Corporate
                                Secretary


Dated: May 5, 2000





                                                                               3